UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5018

Legg Mason Partners Investment Series

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Fl.

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: October 31

Date of reporting period: October 31, 2006

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

OCTOBER 31, 2006

Legg Mason Partners

Dividend Strategy Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Dividend Strategy Fund

Annual Report  •  October 31, 2006

What’s

Inside

Fund Objective

The Fund seeks capital appreciation, principally through investments in dividend-paying stocks.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand, it weakened considerably as the reporting period progressed. After expanding 4.1% in the third quarter of 2005, gross domestic product (“GDP”)i increased a modest 1.7% during the last three months of the year. The economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its highest reading since the third quarter of 2003. The economy then took a step backwards in the second quarter 2006, as GDP growth was 2.6% according to the U.S. Commerce Department. The preliminary estimate for third quarter GDP growth was 2.2%.

After increasing the federal funds rateii to 5.25% in June—its 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii paused from raising rates at its next four meetings. In its statement accompanying the December meeting, the Fed stated, “Economic growth has slowed over the course of the year, partly reflecting a substantial cooling of the housing market. Although recent indicators have been mixed, the economy seems likely to expand at a moderate pace on balance over coming quarters.” The Fed’s next meeting is at the end of January, and we believe any further rate movements will likely be data dependent.

For the 12-month period ended October 31, 2006, the U.S. stock market generated solid results, with the S&P 500 Indexiv returning 16.33%. For much of the period, stock prices moved in fits and starts due to continued interest rate hikes, high oil prices and inflationary pressures. However, toward the end of the period, several of these overhangs were removed, as the Fed paused from tightening rates and, after peaking at $78 a barrel in mid-July, subsequently oil prices fell 15% in the latter part of the third quarter.v

Looking at the market more closely, small-cap stocks outperformed their large- and mid-cap counterparts, with the Russell 2000vi, Russell 1000vii and Russell Midcapviii Indexes

Legg Mason Partners Dividend Strategy Fund         I

returning 19.98%, 16.02%, and 17.41%, respectively. However, with the potential for a slowing economy, during the latter part of the reporting period investors were drawn to more defensive, large-cap companies. From an investment style perspective, value stocks significantly outperformed growth stocks, with the Russell 3000 Valueix and Russell 3000 Growthx Indexes returning 21.58% and 11.39%, respectively.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

As part of the continuing effort to integrate investment products managed by the advisers acquired with Citigroup Inc.’s asset management business, Legg Mason, Inc. (“Legg Mason”) recommended various Fund actions in order to streamline product offerings, standardize share class pricing features, eliminate redundancies and improve efficiencies within the organization. At Board meetings held during June and July 2006, the Fund’s Board reviewed and approved these recommendations, and provided authorization to move ahead with proxy solicitations for those matters needing shareholder approval.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”), formerly CAM North America, LLC, became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason.

Certain changes regarding share class pricing and related matters were implemented on November 20, 2006. Please consult the Fund’s current prospectus for more information.

The Fund was formerly known as Smith Barney Dividend Strategy Fund.

II         Legg Mason Partners Dividend Strategy Fund

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 13, 2006

Legg Mason Partners Dividend Strategy Fund         III

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	Source: The Wall Street Journal, 9/29/06.

vi	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

vii	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

viii	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities).

[x]	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

IV         Legg Mason Partners Dividend Strategy Fund

FUND OVERVIEW

SCOTT K. GLASSER (left) Portfolio Manager PETER J. HABLE (right) Portfolio Manager

Q. What were the overall market conditions during the Fund’s reporting period?

A. For the 12-month period ended October 31, 2006, the broad stock market generated solid results despite a number of macroeconomic hurdles including the aftermath of Hurricanes Katrina and Rita early in the period and the ensuing rise in energy costs and drop in housing prices that put many consumers on notice and raised concerns about the strength of both continued consumer spending and some corporate earnings. During the period, the Federal Reserve (“Fed”)i ended its tightening cycle and transitioned to a data-dependent stance, which the managers considered to be a positive factor for the market overall.

Performance Review

For the 12 months ended October 31, 2006, Class A shares of the Legg Mason Partners Dividend Strategy Fund, excluding sales charges, returned 16.50%. These shares outperformed the Fund’s unmanaged benchmark, the S&P 500 Indexii, which returned 16.33% for the same period. The Lipper Large-Cap Core Funds Category Average1 increased 14.23% over the same time frame.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 810 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Dividend Strategy Fund 2006 Annual Report         1

Performance Snapshot as of October 31, 2006 (excluding sales charges) (unaudited)

	6 months	12 months

Dividend Strategy Fund — Class A Shares	6.88%	16.50%

S&P 500 Index	6.10%	16.33%

Lipper Large-Cap Core Funds Category Average	4.54%	14.23%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
Excluding sales charges, Class 1 shares returned 7.13%, Class B shares returned 6.48% and Class C shares returned 6.73% over the six months ended October 31, 2006. Excluding sales charges, Class 1 shares returned 16.92%, Class B shares returned 15.61% and Class C shares returned 15.94% over the twelve months ended October 31, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended October 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 838 funds for the six-month period and among the 810 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

A. For the 12-month period, the Fund had positive absolute returns in all sectors in which it was invested. Relative to the benchmark S&P 500 Index, both stock selection and sector allocation contributed positively to performance, with stock selection accounting for the majority of the difference between the Fund’s return and the benchmark return for the same period.

What were the leading contributors to performance?

A. Leading contributors to relative performance included stock selection in the financials, health care, telecommunications services (“telecom”), consumer staples, industrials and consumer discretionary sectors. An underweight to the information technology (“IT”) sector and overweights to both the materials and telecom sectors also contributed positively to relative performance. In terms of individual stocks, significant contributors to performance for the period included positions in BellSouth Corp. in telecom, Exxon Mobil Corp. and Chevron Corp. in energy, JPMorgan Chase & Co., Bank of America Corp. and Wells Fargo & Co. in financials, Pfizer Inc. and Wyeth in health care, Honeywell International Inc. and Emerson Electric Co., in industrials.

2         Legg Mason Partners Dividend Strategy Fund 2006 Annual Report

What were the leading detractors from performance?

A. Significant detractors from relative performance for the period included stock selection in the materials sector, as well as an overweight to the health care and an underweight to the financial sectors. For the period, leading stock detractors from Fund performance included positions in Dow Chemical Co. and Olin Corp. in materials, Mills Corp. and Plum Creek Timber Company Inc. in financials, Medtronic Inc. in health care, Home Depot Inc., Gannett Co. Inc. and Target Corp. in consumer discretionary, Intel Corp. in IT, and Masco Corp. in industrials.

Q. Were there any significant changes to the Fund during the reporting period?

A. During the course of the period, the Fund’s weighting in telecom increased significantly and allocations to industrials and IT also grew, while allocations to materials, financials, utilities and consumer staples were reduced.

Thank you for your investment in the Legg Mason Partners Dividend Strategy Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Scott K. Glasser Portfolio Manager ClearBridge Advisors, LLC	Peter J. Hable Portfolio Manager ClearBridge Advisors, LLC

November 29, 2006

Legg Mason Partners Dividend Strategy Fund 2006 Annual Report         3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of October 31, 2006 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Exxon Mobil Corp. (4.0%), General Electric Co. (3.6%), DuPont E I De Nemours & Co. (3.0%), Microsoft Corp. (2.7%), Bank of America Corp. (2.6%), Honeywell Intl Inc (2.6%), Johnson & Johnson (2.9%), JPMorgan Chase & Co (2.9%), Chevron Corp. (2.5%), Wyeth (2.4%). Please refer to pages 10 through 14 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2006 were: Industrial (16.6%), Financials (14.9%), Health Care (13.7%), Consumer Staples (11.0%), Materials (8.0%). The Fund’s portfolio composition is subject to change at any time.

RISKS: The Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The Fund is subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. The Fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the distribution of higher capital gains to shareholders, increasing their tax liability. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
ii	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

4         Legg Mason Partners Dividend Strategy Fund 2006 Annual Report

Fund at a Glance (unaudited)

Legg Mason Partners Dividend Strategy Fund 2006 Annual Report         5

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2006 and held for the six months ended October 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class 1	7.13%	$1,000.00	$1,071.30	0.82%	$4.28

Class A	6.88	1,000.00	1,068.80	1.28	6.67

Class B	6.48	1,000.00	1,064.80	2.03	10.56

Class C	6.73	1,000.00	1,067.30	1.57	8.18

(1)	For the six months ended October 31, 2006.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable initial sales charges with respect to Class 1 and A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6         Legg Mason Partners Dividend Strategy Fund 2006 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class 1	5.00%	$1,000.00	$1,021.07	0.82%	$4.18

Class A	5.00	1,000.00	1,018.75	1.28	6.51

Class B	5.00	1,000.00	1,014.97	2.03	10.31

Class C	5.00	1,000.00	1,017.29	1.57	7.98

(1)	For the six months ended October 31, 2006.

(2)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Dividend Strategy Fund 2006 Annual Report         7

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class 1	Class A	Class B	Class C
Twelve Months Ended 10/31/06	16.92%	16.50%	15.61%	15.94%

Five Years Ended 10/31/06	2.97	2.34	1.53	2.11

Ten Years Ended 10/31/06	6.68	6.18	5.36	—

Inception* through 10/31/06	9.06	6.94	6.12	(3.99)

	With Sales Charges(3)
	Class 1	Class A	Class B	Class C
Twelve Months Ended 10/31/06	6.98%	10.68%	10.61%	14.94%

Five Years Ended 10/31/06	1.16	1.30	1.34	2.11

Ten Years Ended 10/31/06	5.74	5.63	5.36	—

Inception* through 10/31/06	8.56	6.40	6.12	(3.99)

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class 1 (10/31/96 through 10/31/06)	90.93%

Class A (10/31/96 through 10/31/06)	82.08

Class B (10/31/96 through 10/31/06)	68.56

Class C (Inception* through 10/31/06)	(22.06)

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1 and A shares or the applicable CDSC with respect to Class B and C shares.

(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class 1 and A shares reflect the deduction of the maximum initial sales charges of 8.50% and 5.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class 1 shares is April 14, 1987. Inception date for Class A and B shares is August 18, 1996. Inception date for Class C shares is September 19, 2000.

8         Legg Mason Partners Dividend Strategy Fund 2006 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class 1 Shares of the Legg Mason Partners Dividend Strategy Fund vs. S&P 500 Index† (October 1996 — October 2006)

†	Hypothetical illustration of $10,000 invested in Class 1 shares on October 31, 1996, assuming deduction of the maximum 8.50% sales charge at the time of investment for Class 1 shares and reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2006. The S&P 500 index is an index of widely held common stocks listed on the New York Stock Exchange. American Stock Exchange and over-the-counter markets. Figures for the Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class 1 shares indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes. Please note that an investor may not invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Dividend Strategy Fund 2006 Annual Report         9

Schedule of Investments (October 31, 2006)

LEGG MASON PARTNERS DIVIDEND STRATEGY FUND

Shares	Security	Value

COMMON STOCKS — 92.2%
CONSUMER DISCRETIONARY — 4.8%
Hotels, Restaurants & Leisure — 1.1%
690,000	McDonald’s Corp.	$28,924,800

Leisure Equipment & Products — 0.2%
200,000	Hasbro Inc.	5,184,000

Media — 2.6%
533,100	News Corp., Class B Shares	11,589,594
2,447,100	Pearson PLC	36,121,849
350,000	Regal Entertainment Group, Class A Shares	7,255,500
800,000	Time Warner Inc.	16,008,000

	Total Media	70,974,943

Specialty Retail — 0.9%
350,100	Gap Inc.	7,359,102
450,000	Home Depot Inc.	16,798,500

	Total Specialty Retail	24,157,602

	TOTAL CONSUMER DISCRETIONARY	129,241,345

CONSUMER STAPLES — 11.0%
Beverages — 1.6%
400,000	Coca-Cola Co.	18,688,000
400,000	PepsiCo Inc.	25,376,000

	Total Beverages	44,064,000

Food & Staples Retailing — 2.2%
1,197,600	Wal-Mart Stores Inc.	59,017,728

Food Products — 3.8%
350,000	Cadbury Schweppes PLC, ADR	14,206,500
400,000	Campbell Soup Co.	14,952,000
450,000	General Mills Inc.	25,569,000
300,000	H.J. Heinz Co.	12,648,000
1,475,640	Unilever PLC, ADR	35,828,539

	Total Food Products	103,204,039

Household Products — 3.4%
975,013	Kimberly-Clark Corp.	64,857,865
400,000	Procter & Gamble Co.	25,356,000

	Total Household Products	90,213,865

	TOTAL CONSUMER STAPLES	296,499,632

See Notes to Financial Statements.

10         Legg Mason Partners Dividend Strategy Fund 2006 Annual Report

Schedule of Investments (October 31, 2006) (continued)

Shares	Security	Value

ENERGY — 7.4%
Oil, Gas & Consumable Fuels — 7.4%
400,000	BP PLC, ADR	$26,840,000
980,169	Chevron Corp.	65,867,357
1,496,219	Exxon Mobil Corp.	106,859,961

	TOTAL ENERGY	199,567,318

EXCHANGE TRADED FUND — 0.5%
400,000	Health Care Select Sector SPDR Fund	13,320,000

FINANCIALS — 14.9%
Capital Markets — 2.7%
150,000	Bank of New York Co. Inc.	5,155,500
425,000	Merrill Lynch & Co. Inc.	37,153,500
506,000	UBS AG	30,279,040

	Total Capital Markets	72,588,040

Commercial Banks — 2.8%
252,900	Wachovia Corp.	14,035,950
1,721,218	Wells Fargo & Co.	62,463,001

	Total Commercial Banks	76,498,951

Consumer Finance — 0.6%
300,000	American Express Co.	17,343,000

Diversified Financial Services — 5.6%
1,319,821	Bank of America Corp.	71,098,757
1,650,957	JPMorgan Chase & Co.	78,321,400

	Total Diversified Financial Services	149,420,157

Insurance — 2.5%
903,504	Chubb Corp.	48,021,238
150,000	Marsh & McLennan Cos. Inc.	4,416,000
300,000	St. Paul Travelers Cos. Inc.	15,339,000

	Total Insurance	67,776,238

Real Estate Investment Trusts (REITs) — 0.4%
710,500	Annaly Mortgage Management Inc.	9,321,760

Thrifts & Mortgage Finance — 0.3%
500,000	Hudson City Bancorp Inc.	6,865,000

	TOTAL FINANCIALS	399,813,146

HEALTH CARE — 13.7%
Health Care Equipment & Supplies — 1.2%
564,302	Baxter International Inc.	25,940,963
150,000	Medtronic Inc.	7,302,000

	Total Health Care Equipment & Supplies	33,242,963

See Notes to Financial Statements.

Legg Mason Partners Dividend Strategy Fund 2006 Annual Report         11

Schedule of Investments (October 31, 2006) (continued)

Shares	Security	Value

Pharmaceuticals — 12.5%
1,287,409	Abbott Laboratories	$61,164,802
251,100	Bristol-Myers Squibb Co.	6,214,725
225,000	Eli Lilly & Co.	12,602,250
752,408	GlaxoSmithKline PLC, ADR	40,065,726
1,173,647	Johnson & Johnson	79,103,808
352,800	Novartis AG, ADR	21,425,544
1,820,967	Pfizer Inc.	48,528,770
1,286,375	Wyeth	65,643,716

	Total Pharmaceuticals	334,749,341

	TOTAL HEALTH CARE	367,992,304

INDUSTRIALS — 16.6%
Aerospace & Defense — 5.0%
1,679,752	Honeywell International Inc.	70,751,154
450,000	Raytheon Co.	22,477,500
650,000	United Technologies Corp.	42,718,000

	Total Aerospace & Defense	135,946,654

Air Freight & Logistics — 0.6%
200,000	United Parcel Service Inc., Class B Shares	15,070,000

Building Products — 0.4%
400,000	Masco Corp.	11,060,000

Commercial Services & Supplies — 2.6%
450,000	Pitney Bowes Inc.	21,019,500
500,000	R.R. Donnelley & Sons Co.	16,930,000
850,000	Waste Management Inc.	31,858,000

	Total Commercial Services & Supplies	69,807,500

Electrical Equipment — 2.6%
100,000	Cooper Industries Ltd., Class A Shares	8,945,000
724,827	Emerson Electric Co.	61,175,399

	Total Electrical Equipment	70,120,399

Industrial Conglomerates — 5.4%
400,000	3M Co.	31,536,000
2,727,266	General Electric Co.	95,754,309
600,000	Tyco International Ltd.	17,658,000

	Total Industrial Conglomerates	144,948,309

	TOTAL INDUSTRIALS	446,952,862

INFORMATION TECHNOLOGY — 6.8%
Computers & Peripherals — 1.4%
400,000	International Business Machines Corp.	36,932,000

IT Services — 1.2%
650,000	Automatic Data Processing Inc.	32,136,000

See Notes to Financial Statements.

12         Legg Mason Partners Dividend Strategy Fund 2006 Annual Report

Schedule of Investments (October 31, 2006) (continued)

Shares	Security	Value

Semiconductors & Semiconductor Equipment — 1.5%
650,000	Intel Corp.	$13,871,000
2,859,800	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	27,740,060

	Total Semiconductors & Semiconductor Equipment	41,611,060

Software — 2.7%
2,532,835	Microsoft Corp.	72,717,693

	TOTAL INFORMATION TECHNOLOGY	183,396,753

MATERIALS — 8.0%
Chemicals — 5.5%
1,009,558	Dow Chemical Co.	41,179,871
1,778,600	E.I. du Pont de Nemours & Co.	81,459,880
350,000	PPG Industries Inc.	23,940,000

	Total Chemicals	146,579,751

Metals & Mining — 1.0%
896,626	Alcoa Inc.	25,921,457

Paper & Forest Products — 1.5%
653,381	Weyerhaeuser Co.	41,548,498

	TOTAL MATERIALS	214,049,706

TELECOMMUNICATION SERVICES — 6.2%
Diversified Telecommunication Services — 4.7%
300,000	AT&T Inc.	10,275,000
1,136,668	BellSouth Corp.	51,263,727
350,000	Embarq Corp.	16,922,500
1,325,789	Verizon Communications Inc.	49,054,193

	Total Diversified Telecommunication Services	127,515,420

Wireless Telecommunication Services — 1.5%
1,544,908	Vodafone Group PLC, ADR	39,935,872

	TOTAL TELECOMMUNICATION SERVICES	167,451,292

UTILITIES — 2.3%
Electric Utilities — 1.4%
468,000	Duke Energy Corp.	14,807,520
450,000	FPL Group Inc.	22,950,000

	Total Electric Utilities	37,757,520

Multi-Utilities — 0.9%
200,000	Ameren Corp.	10,820,000
500,000	NiSource Inc.	11,635,000

	Total Multi-Utilities	22,455,000

	TOTAL UTILITIES	60,212,520

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $1,937,938,214)	2,478,496,878

See Notes to Financial Statements.

Legg Mason Partners Dividend Strategy Fund 2006 Annual Report         13

Schedule of Investments (October 31, 2006) (continued)

Face Amount	Security	Value

SHORT-TERM INVESTMENTS — 4.7%
Repurchase Agreements — 4.7%
$48,544,000	Interest in $443,169,000 joint tri-party repurchase agreement dated 10/31/06 with Greenwich Capital Markets Inc., 5.280% due 11/1/06; Proceeds at maturity — $48,551,120; (Fully collateralized by various U.S. government agency obligations, 3.314% to 6.554% due 11/1/28 to 11/1/36; Market value — $49,515,224)	$48,544,000
77,020,000	Interest in $443,028,000 joint tri-party repurchase agreement dated 10/31/06 with Merrill Lynch, Pierce, Fenner & Smith Inc., 5.290% due 11/1/06; Proceeds at maturity — $77,031,318; (Fully collateralized by U.S. Treasury Note, 4.875% due 8/15/16; Market value — $78,560,406)	77,020,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $125,564,000)	125,564,000

	TOTAL INVESTMENTS — 96.9% (Cost — $2,063,502,214#)	2,604,060,878
	Other Assets in Excess of Liabilities — 3.1%	83,898,438

	TOTAL NET ASSETS — 100.0%	$2,687,959,316

#	Aggregate cost for federal income tax purposes is $2,064,097,402.

Abbreviations used in this schedule:
ADR	— American Depositary Receipt
SPDR	— Standard & Poor’s Depositary Receipts

See Notes to Financial Statements.

14         Legg Mason Partners Dividend Strategy Fund 2006 Annual Report

Statement of Assets and Liabilities (October 31, 2006)

ASSETS:
Investments, at value (Cost — $2,063,502,214)	$2,604,060,878
Foreign currency, at value (Cost — $486,579)	490,647
Cash	1,578
Receivable for securities sold	86,706,380
Dividends and interest receivable	2,319,720
Receivable for Fund shares sold	996,826
Prepaid expenses	61,687

Total Assets	2,694,637,716

LIABILITIES:
Payable for Fund shares repurchased	3,104,827
Investment management fee payable	1,657,622
Transfer agent fees payable	1,496,231
Distribution fees payable	118,844
Trustees’ retirement plan	76,865
Trustees’ fees payable	895
Accrued expenses	223,116

Total Liabilities	6,678,400

Total Net Assets	$2,687,959,316

NET ASSETS:
Par value (Note 6)	$1,477
Paid-in capital in excess of par value	2,052,022,987
Undistributed net investment income	1,668,425
Accumulated net realized gain on investments and foreign currency transactions	93,703,695
Net unrealized appreciation on investments and foreign currencies	540,562,732

Total Net Assets	$2,687,959,316

Shares Outstanding:
Class 1	110,292,332

Class A	21,961,977

Class B	14,795,491

Class C	609,223

Net Asset Value:
Class 1 (and redemption price)	$18.42

Class A (and redemption price)	$17.97

Class B *	$16.92

Class C *	$17.95

Maximum Public Offering Price Per Share:
Class 1 (based on maximum initial sales charge of 8.50%)	$20.13

Class A (based on maximum initial sales charge of 5.00%)	$18.92

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Partners Dividend Strategy Fund 2006 Annual Report         15

Statement of Operations (For the year ended October 31, 2006)

INVESTMENT INCOME:
Dividends	$71,013,975
Interest	4,936,635
Less: Foreign taxes withheld	(162,745)

Total Investment Income	75,787,865

EXPENSES:
Investment management fee (Note 2)	16,079,042
Transfer agent fees (Notes 2 and 4)	8,307,702
Distribution fees (Notes 2 and 4)	3,611,961
Proxy fees	377,182
Shareholder reports (Note 4)	186,447
Legal fees	171,781
Custody fees	96,883
Registration fees	58,450
Insurance	56,136
Audit and tax	36,412
Trustees’ fees	4,641
Miscellaneous expenses	13,998

Total Expenses	29,000,635
Less: Fee waivers and/or expense reimbursements (Notes 2 and 8)	(1,987,526)

Net Expenses	27,013,109

Net Investment Income	48,774,756

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	96,753,786
Foreign currency transactions	(42,660)

Net Realized Gain	96,711,126

Change in Net Unrealized Appreciation/Depreciation From:
Investments	265,087,577
Foreign currencies	4,068

Change in Net Unrealized Appreciation/Depreciation	265,091,645

Net Gain on Investments and Foreign Currency Transactions	361,802,771

Increase in Net Assets From Operations	$410,577,527

See Notes to Financial Statements.

16         Legg Mason Partners Dividend Strategy Fund 2006 Annual Report

Statements of Changes in Net Assets (For the years ended October 31,)

	2006	2005
OPERATIONS:
Net investment income	$48,774,756	$53,297,064
Net realized gain	96,711,126	341,616,032
Change in net unrealized appreciation/depreciation	265,091,645	(332,917,023)

Increase in Net Assets From Operations	410,577,527	61,996,073

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(50,742,260)	(53,029,054)
Net realized gains	(132,783,135)	—

Decrease in Net Assets From Distributions to Shareholders	(183,525,395)	(53,029,054)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	124,438,456	152,796,029
Reinvestment of distributions	183,076,182	52,948,877
Cost of shares repurchased	(536,288,570)	(513,839,987)

Decrease in Net Assets From Fund Share Transactions	(228,773,932)	(308,095,081)

Decrease in Net Assets	(1,721,800)	(299,128,062)
NET ASSETS:
Beginning of year	2,689,681,116	2,988,809,178

End of year*	$2,687,959,316	$2,689,681,116

* Includes undistributed net investment income of:	$1,668,425	$3,301,407

See Notes to Financial Statements.

Legg Mason Partners Dividend Strategy Fund 2006 Annual Report         17

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:

Class 1 Shares(1)	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$16.90	$16.89	$16.36	$14.10	$17.55

Income (Loss) From Operations:
Net investment income	0.34	0.34	0.06	0.06	0.05
Net realized and unrealized gain (loss)	2.37	0.02	0.50	2.20	(3.39)

Total Income (Loss) From Operations	2.71	0.36	0.56	2.26	(3.34)

Less Distributions From:
Net investment income	(0.35)	(0.35)	(0.03)	—	(0.09)
Net realized gains	(0.84)	—	—	—	(0.01)
Return of capital	—	—	—	—	(0.01)

Total Distributions	(1.19)	(0.35)	(0.03)	—	(0.11)

Net Asset Value, End of Year	$18.42	$16.90	$16.89	$16.36	$14.10

Total Return(2)	16.92%	2.12%	3.41%	16.03%	(19.20)%

Net Assets, End of Year (millions)	$2,032	$2,036	$2,288	$2,435	$2,303

Ratios to Average Net Assets:
Gross expenses	0.88%	0.94%	0.90%	1.00%	0.90%
Net expenses	0.85 (3)	0.94	0.90 (3)	1.00	0.90
Net investment income	2.00	1.99	0.36	0.39	0.31

Portfolio Turnover Rate	21%	135%	35%	69%	38%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18         Legg Mason Partners Dividend Strategy Fund 2006 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:

Class A Shares(1)	2006		2005		2004	2003	2002
Net Asset Value, Beginning of Year	$16.52		$16.47		$16.03	$13.93	$17.41

Income (Loss) From Operations:
Net investment income (loss)	0.27		0.28		(0.05)	(0.06)	(0.10)
Net realized and unrealized gain (loss)	2.32		0.02		0.49	2.16	(3.37)

Total Income (Loss) From Operations	2.59		0.30		0.44	2.10	(3.47)

Less Distributions From:
Net investment income	(0.30)		(0.25)		—	—	—
Net realized gains	(0.84)		—		—	—	(0.01)

Total Distributions	(1.14)		(0.25)		—	—	(0.01)

Net Asset Value, End of Year	$17.97		$16.52		$16.47	$16.03	$13.93

Total Return(2)	16.50%		1.82%		2.74%	15.08%	(19.94)%

Net Assets, End of Year (millions)	$395		$378		$404	$414	$352

Ratios to Average Net Assets:
Gross expenses	1.43%		1.59%		1.59%	1.80%	1.80%
Net expenses	1.24	(3)(4)	1.25	(3)(4)	1.58 (4)	1.80	1.80
Net investment income (loss)	1.62		1.67		(0.33)	(0.42)	(0.59)

Portfolio Turnover Rate	21%		135%		35%	69%	38%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses of Class A shares will not exceed 1.25%.

(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Dividend Strategy Fund 2006 Annual Report         19

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:

Class B Shares(1)	2006		2005		2004	2003	2002
Net Asset Value, Beginning of Year	$15.62		$15.55		$15.26	$13.38	$16.86

Income (Loss) From Operations:
Net investment income (loss)	0.14		0.15		(0.18)	(0.18)	(0.22)
Net realized and unrealized gain (loss)	2.18		0.02		0.47	2.06	(3.25)

Total Income (Loss) From Operations	2.32		0.17		0.29	1.88	(3.47)

Less Distributions From:
Net investment income	(0.18)		(0.10)		—	—	—
Net realized gains	(0.84)		—		—	—	(0.01)

Total Distributions	(1.02)		(0.10)		—	—	(0.01)

Net Asset Value, End of Year	$16.92		$15.62		$15.55	$15.26	$13.38

Total Return(2)	15.61%		1.09%		1.90%	14.05%	(20.59)%

Net Assets, End of Year (millions)	$250		$264		$292	$305	$290

Ratios to Average Net Assets:
Gross expenses	2.23%		2.38%		2.42%	2.66%	2.59%
Net expenses	1.96	(3)(4)	2.00	(3)(4)	2.42 (4)	2.66	2.59
Net investment income (loss)	0.90		0.93		(1.16)	(1.27)	(1.39)

Portfolio Turnover Rate	21%		135%		35%	69%	38%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses of Class B shares will not exceed 2.00%.

(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20         Legg Mason Partners Dividend Strategy Fund 2006 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:

Class C Shares(1)	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$16.48	$16.39	$15.98	$13.87	$17.36

Income (Loss) From Operations:
Net investment income (loss)	0.20	0.18	(0.08)	(0.04)	(0.13)
Net realized and unrealized gain (loss)	2.30	0.04	0.49	2.15	(3.35)

Total Income (Loss) From Operations	2.50	0.22	0.41	2.11	(3.48)

Less Distributions From:
Net investment income	(0.19)	(0.13)	—	—	—
Net realized gains	(0.84)	—	—	—	(0.01)

Total Distributions	(1.03)	(0.13)	—	—	(0.01)

Net Asset Value, End of Year	$17.95	$16.48	$16.39	$15.98	$13.87

Total Return(2)	15.94%	1.32%	2.57%	15.21%	(20.05)%

Net Assets, End of Year (millions)	$11	$12	$5	$6	$5

Ratios to Average Net Assets:
Gross expenses	1.73%	1.75%	1.77%	1.67%	2.00%
Net expenses	1.69 (3)	1.75	1.77 (3)	1.67	2.00
Net investment income (loss)	1.18	1.05	(0.51)	(0.29)	(0.80)

Portfolio Turnover Rate	21%	135%	35%	69%	38%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Dividend Strategy Fund 2006 Annual Report         21

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners Dividend Strategy Fund (formerly known as Smith Barney Dividend Strategy Fund) (the “Fund”) is a separate diversified investment fund of Legg Mason Partners Investment Series (formerly known as Smith Barney Investment Series) (the “Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference

22         Legg Mason Partners Dividend Strategy Fund 2006 Annual Report

Notes to Financial Statements (continued)

between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	$377,182	—	$(377,182)
(b)	(42,660)	$42,660	—

(a)	Reclassifications are primarily due to book/tax differences in the treatment of various items.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

Legg Mason Partners Dividend Strategy Fund 2006 Annual Report         23

Notes to Financial Statements (continued)

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s then investment manager, Smith Barney Fund Management LLC (or “SBFM”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and SBFM, which became effective on December 1, 2005.

Prior to the Legg Mason transaction and continuing under a new investment management agreement effective December 1, 2005, the Fund paid SBFM an investment management fee, calculated daily and paid monthly at an annual rate of the Fund’s average net assets in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.65%
Next $1 billion	0.60
Next $1 billion	0.55
Next $1 billion	0.50
Over $4 billion	0.45

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”), formerly known as CAM North America, LLC, became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term investments. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays ClearBridge 70% of the net management fee that it receives from the Fund.

During the year ended October 31, 2006, SBFM and LMPFA waived a portion of their investment management fee in the amount of $1,502,031. In addition, during the year ended October 31, 2006, the Fund was reimbursed for expenses in the amount of $485,495.

During the year ended October 31, 2006, the Fund’s Class A and B shares had voluntary expense limitations in place of 1.25% and 2.00%, respectively.

The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive Westborough, MA 01581. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. Also, prior to January 1, 2006, PFPC and Primerica Shareholder Services (‘PSS”), another subsidiary of Citigroup, acted as the Fund’s sub-transfer agents. CTB received account fees

24         Legg Mason Partners Dividend Strategy Fund 2006 Annual Report

Notes to Financial Statements (continued)

and asset-based fees that varied according to the size and type of account. PFPC and PSS were responsible for shareholder recordkeeping and financial processing for all shareholder accounts and were paid by CTB. For the year period October 31, 2006, the Fund paid transfer agent fees of $4,709,803 to CTB. In addition, for the year ended October 31, 2006, the Fund also paid $748 to other Citigroup affiliates for shareholder recordkeeping services.

The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”) and PFS Investments Inc. (“PFS”), both of which are subsidiaries of Citigroup, and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved an amended and restated Rule 12b-1 Plan. CGM, PFS and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

There is a maximum initial sales charge of 8.50% and 5.00% for Class 1 and A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the period ended October 31, 2006, LMIS and PFS, CGM and its affiliates received sales charges of approximately $298,000 and $106,000 on sales of the Fund’s Class 1 and A shares, respectively. In addition, for the period ended October 31, 2006, CDSCs paid to LMIS and PFS, CGM and its affiliates were approximately:

	Class B	Class C
CDSCs	$14,000	$3,000

Effective November 20, 2006 the maximum initial sales charge on Class A shares of the Fund will increase from 5.00% to 5.75% for shares purchased on or after that date.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

During a special meeting in June 2006, the Fund’s Board approved a number of initiatives to streamline and restructure the fund complex. In that connection, the Board voted to establish a mandatory retirement age of 75 for current Trustees and 72 for all future Trustees, and to allow current Trustees to elect to retire as of the date on which Trustees elected, in accordance with the Joint Proxy Statement (see Note 12) to commence service as Trustees of the realigned and consolidated Board (the “Effective Date”).

On July 10, 2006, the Board also voted to amend its retirement plans to provide for the payment of certain benefits (in lieu of any other retirement payments under the plans) to

Legg Mason Partners Dividend Strategy Fund 2006 Annual Report         25

Notes to Financial Statements (continued)

Trustees who have not elected to retire as of the Effective Date. Under the amended plan, Trustees electing to receive benefits under the amendments must waive all rights under the plan prior to amendment. Each fund overseen by the Board (including the Fund) will pay a pro rata share (based upon asset size) of such benefits. As of October 31, 2006, the Fund’s allocable share of benefits under this amendment are $76,865.

Under the previous Retirement Plan (the “Plan”), all Trustees who were not “Interested Persons” of the Fund, within the meaning of the 1940 Act, were required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attained age 75. Trustees were able to retire under the Plan before attaining the mandatory retirement age. Trustees who had served as Trustee of the Trust or any of the investment companies associated with CitiFund Management Inc. and LMPFA for at least ten years when they retired continue to be eligible to receive the maximum retirement benefit under the previous Plan, subject to the terms of the amended Plans. The maximum retirement benefit was an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the Trustee’s retirement (assuming no change in relevant facts for the balance of the year following the Trustee’s retirement). Amounts owed under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Two former Trustees are currently receiving payments under the Plan. In addition, three other Trustees received full payment under the Plan.

3.	Investments

During the year ended October 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$531,609,523

Sales	894,441,190

At October 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$551,777,854
Gross unrealized depreciation	(11,814,378)

Net unrealized appreciation	$539,963,476

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan, the Fund pays a distribution and/or service fee with respect to its Class A, B, C shares, calculated at the annual rate of 0.25%, 1.00% and 1.00% of the average daily net assets of each class Class A, B and C shares, respectively. Distribution fees are accrued daily and paid monthly.

26         Legg Mason Partners Dividend Strategy Fund 2006 Annual Report

Notes to Financial Statements (continued)

For the year ended October 31, 2006, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class 1	—	$4,807,299	$109,025
Class A	$944,634	2,016,346	45,529
Class B	2,557,277	1,474,890	30,976
Class C	110,050	9,167	917

Total	$3,611,961	$8,307,702	$186,447

5.	Distributions to Shareholders by Class

	Year Ended October 31, 2006	Year Ended October 31, 2005
Net Investment Income:
Class 1	$41,051,506	$45,181,608
Class A	6,711,050	5,985,541
Class B	2,856,038	1,774,264
Class C	123,666	87,641

Total	$50,742,260	$53,029,054

Net Realized Gains:
Class 1	$99,316,037	—
Class A	18,867,948	—
Class B	13,997,213	—
Class C	601,937	—

Total	$132,783,135	—

6.	Shares of Beneficial Interest

At October 31, 2006, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2006		Year Ended October 31, 2005
	Shares	Amount	Shares	Amount
Class 1
Shares sold	3,086,455	$52,863,216	3,684,479	$63,376,734
Shares issued on reinvestment	8,431,176	140,367,534	2,626,852	45,181,679
Shares repurchased	(21,659,092)	(370,639,167)	(21,309,772)	(366,287,669)

Net Decrease	(10,141,461)	$(177,408,417)	(14,998,441)	$(257,729,256)

Legg Mason Partners Dividend Strategy Fund 2006 Annual Report         27

Notes to Financial Statements (continued)

	Year Ended October 31, 2006		Year Ended October 31, 2005
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,869,473	$48,058,632	2,970,354	$49,950,860
Shares issued on reinvestment	1,560,998	25,335,006	353,338	5,931,468
Shares repurchased	(5,306,079)	(88,609,659)	(5,002,406)	(84,035,001)

Net Decrease	(875,608)	$(15,216,021)	(1,678,714)	$(28,152,673)

Class B
Shares sold	1,420,703	$22,396,883	1,918,556	$30,498,342
Shares issued on reinvestment	1,098,718	16,744,795	111,435	1,762,022
Shares repurchased	(4,638,495)	(73,075,342)	(3,879,398)	(61,601,899)

Net Decrease	(2,119,074)	$(33,933,664)	(1,849,407)	$(29,341,535)

Class C
Shares sold	66,222	$1,119,725	534,773	$8,970,093
Shares issued on reinvestment	38,994	628,847	4,422	73,708
Shares repurchased	(239,060)	(3,964,402)	(114,430)	(1,915,418)

Net Increase (Decrease)	(133,844)	$(2,215,830)	424,765	$7,128,383

7.	Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

	Record Date	Payable Date	Class 1	Class A	Class B	Class C
Long-Term Capital Gains	12/7/2006	12/8/2006	$0.438046	$0.438046	$0.438046	$0.438046
Short-Term Capital Gains	12/7/2006	12/8/2006	$0.209073	$0.209073	$0.209073	$0.209073

The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2006	2005
Distributions paid from:
Ordinary Income	$50,742,260	$53,029,054
Net Long-term Capital Gains	132,783,135	—

Total Distributions Paid	$183,525,395	$53,029,054

As of October 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$31,870,086
Undistributed long-term capital gains — net	64,097,222

Total undistributed earnings	$95,967,308

Unrealized appreciation/(depreciation)(a)	539,967,544

Total accumulated earnings/(losses) — net	$635,934,852

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

28         Legg Mason Partners Dividend Strategy Fund 2006 Annual Report

Notes to Financial Statements (continued)

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM the Fund’s prior investment manager and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s

Legg Mason Partners Dividend Strategy Fund 2006 Annual Report         29

Notes to Financial Statements (continued)

Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9. Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

* * *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

30         Legg Mason Partners Dividend Strategy Fund 2006 Annual Report

Notes to Financial Statements (continued)

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including the Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the Investment Company Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

11.	Additional Shareholder Information

The Fund’s Board approved certain share class modifications which, among other things, standardize share class features for all equity and fixed income funds in the fund complex. The features standardized include such things as sales loads, distribution charges and other costs. These modifications were implemented on November 20, 2006.

Legg Mason Partners Dividend Strategy Fund 2006 Annual Report         31

Notes to Financial Statements (continued)

The Fund’s Board also approved a number of other initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, Fund shareholders have been asked to elect a new Board, approve matters that will result in the Fund being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Fund as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders also have been asked to approve investment matters, including standardized fundamental investment policies. If shareholder approval is obtained, these matters generally are expected to be implemented during the first half of 2007.

12.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be November 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

32         Legg Mason Partners Dividend Strategy Fund 2006 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Legg Mason Partners Investment Series:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Dividend Strategy Fund (formerly Smith Barney Dividend Strategy Fund), a series of Legg Mason Partners Investment Series (formerly Smith Barney Investment Series), as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that out audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Dividend Strategy Fund, as of October 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 27, 2006

Legg Mason Partners Dividend Strategy Fund 2006 Annual Report         33

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 19, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved one or more new subadvisory agreements between the Manager and ClearBridge Advisors, LLC (the “Subadviser”) (each a “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with Smith Barney Fund Management, LLC were entered into in connection with an internal reorganization of the Manager’s, and the prior manager’s and the Subadviser’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.

The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the

34         Legg Mason Partners Dividend Strategy Fund

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark.

The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive and evaluate profitability information on an annual basis.

In their deliberations, the Board Members also considered, on the information that had been received, the factors that have been identified and the conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially

Legg Mason Partners Dividend Strategy Fund         35

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

36         Legg Mason Partners Dividend Strategy Fund

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Legg Mason Partners Dividend Strategy Fund (formerly known as Smith Barney Dividend Strategy Fund) the (“Fund”) are managed under the direction of the Fund’s Board of Trustees of the Legg Mason Partners Investment Series (formerly known as Smith Barney Investment Series) (the “Trust”). Information pertaining to the Trustees and officers of the Trust is set forth below. Each Trustee and Officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Terms of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustees
Non-Interested Trustees:
Elliott J. Berv c/o R. Jay Gerken, CFA xx Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue New York, NY 10022 Birth Year: 1943	Trustee	Since 2001	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (2001 to 2004); Executive Vice President, DigiGym Systems (personal fitness systems) (2001 to 2004); Chief Executive Officer, Motocity USA (Motorsport Racing) (2004 to 2005)	37	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter)
(since 1998)

Legg Mason Partners Dividend Strategy Fund          37

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Terms of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustees
Non-Interested Trustees:
Donald M. Carlton c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1937	Trustee	Since 2001	Consultant, URS Corporation (engineering) (since 1999); Member of the Management Committee, Signature Science (research and development) (since 2000)	37	Director, Tempe-Inland (forest products) (since 2003); Director, American Electric Power Co. (electric utility) (since 1999); Director, National Instruments Corp. technology) (since 1994); former Director, Valero Energy (petroleum refining)
					(1999 to 2003)

A. Benton Cocanougher c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1938	Trustee	Since 2001	Dean Emeritus and Professor, Texas A&M University (since 2001); former Interim Chancellor, Texas A&M University System (from 2003 to 2004); former Special Advisor to the President, Texas A&M University (from 2002-2003); former Dean Emeritus and Wiley Professor, Texas A&M University (from 2001 to 2002)	37	None

38         Legg Mason Partners Dividend Strategy Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Terms of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustees
Non-Interested Trustees:
Mark T. Finn c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1943	Trustee	Since 2001	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment advisory and consulting firm) (since 1988).	37

Stephen Randolph Gross c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1947	Trustee	Since 2001	Chairman, HLB Gross Collins, PC (accounting and consulting firm (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); Formerly Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003); Formerly Partner, Capital Investment Advisory Partners (leverage buyout consulting) (from 2000 to 2002); Formerly Secretary, Carint N.A. (manufacturing) (from 1998 to 2002)	37	Director, Andersen Calhoun (assisted living) (since 1987); Formerly Director, United Telesis, Inc. (telecommunications) (from 1997 to 2002); Formerly Director ebank.com, Inc. (from 1997 to 2004)

Diana R. Harrington c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	37	None

Legg Mason Partners Dividend Strategy Fund         39

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Terms of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustees
Non-Interested Trustees:
Susan B. Kerley c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1951	Trustee	Since 1992	Investment Consulting Partner, Consultant, Strategic Management Advisors, LLC (investment consulting) (since 1990)	37	Chairperson and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex)

Alan G. Merten c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1941	Trustee	Since 1990	President, George Mason University (since 1996)	37

Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003); Director, BTG, Inc. (information systems) (1997 to 2001)

R. Richardson Pettit c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006);	37	None

40         Legg Mason Partners Dividend Strategy Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Terms of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustees
Interested Trustee:
R. Jay Gerken, CFA** Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director, Legg Mason, Chairman of the Board, Trustee or Director of 162 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President, (“LMPFA”) (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)	162	Trustee Consulting Group Capital Markets Fund
Officers:
Frances M. Guggino Legg Mason 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)

				N/A	N/A

Scott K. Glasser ClearBridge Advisors, LLC 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1966	Vice President and Investment Officer	Since 1999	Managing Director of Legg Mason and Investment Officer of ClearBridge Advisors	N/A	N/A

Legg Mason Partners Dividend Strategy Fund         41

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Terms of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustees
Officers:
Peter J. Hable ClearBridge Advisors, LLC 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1958	Vice President and Investment Officer	Since 2001	Managing Director of ClearBridge Advisors, LLC; President of Davis Skaggs	N/A	N/A

Ted P. Becker Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005);	N/A	N/A

John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

42         Legg Mason Partners Dividend Strategy Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Terms of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustees
Officers:
Robert I. Frenkel Legg Mason 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 2000); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A

*	Trustees are elected until the Trust’s next annual meeting and until their successors are elected and qualified.

**	Mr. Gerken a Trustee who is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because he is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Dividend Strategy Fund          43

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On December 11, 2006, a Special Meeting of Shareholders was held to elect Board Members. The following table provides the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to the matter voted on at the Special Meeting of Shareholders.

Elect Board Members†

Item Voted On	Votes For	Votes Against	Abstentions	Non-Votes
Nominees:
Paul R. Ades	123,276,317.131	3,082,135.672	0.000	0.000
Andrew L. Breech	123,263,371.782	3,095,081.021	0.000	0.000
Dwight B. Crane	123,262,454.821	3,095,997.982	0.000	0.000
Robert M. Frayn, Jr.	123,177,621.132	3,180,831.671	0.000	0.000
Frank G. Hubbard	123,240,887.733	3,117,565.070	0.000	0.000
Howard J. Johnson	123,237,577.056	3,120,875.747	0.000	0.000
David E. Maryatt	123,181,879.401	3,176,573.402	0.000	0.000
Jerome H. Miller	123,151,423.644	3,207,029.159	0.000	0.000
Ken Miller	123,225,633.504	3,132,819.299	0.000	0.000
John J. Murphy	123,258,467.753	3,099,985.050	0.000	0.000
Thomas F. Schlafly	123,271,369.107	3,087,083.696	0.000	0.000
Jerry A. Viscione	123,159,026.695	3,199,426.108	0.000	0.000
R. Jay Gerken, CFA	123,180,648.353	3,177,804.450	0.000	0.000

†	Board Members are elected by the shareholders of all the series of the Company of which the Fund is a series.

44         Legg Mason Partners Dividend Strategy Fund 2006 Annual Report

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2006:

Record Date:	12/8/2005	12/27/2005	3/30/2006	6/22/2006	6/29/2006	9/28/2006
Payable Date:	12/9/2005	12/28/2005	3/31/2006	6/23/2006	6/30/2006	9/29/2006

Ordinary Income:
Qualified Dividend Income for Individuals	—	100.00%	100.00%	—	100.00%	100.00%

Dividends Qualifying for the Dividends
Received Deduction for Corporations	—	100.00%	100.00%	—	100.00%	100.00%

Long-Term Capital Gain Dividend	$0.825980	—	—	$0.011690	—	—

Legg Mason Partners Dividend Strategy Fund         45

Legg Mason Partners Dividend Strategy Fund

TRUSTEES Elliott J. Berv Donald M. Carlton A. Benton Cocanougher Mark T. Finn R. Jay Gerken, CFA Chairman Stephen Randolph Gross Diana R. Harrington Susan B. Kerley Alan G. Merten R. Richardson Pettit

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

ClearBridge Advisors, LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC
PFS Investments Inc.

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts

01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Dividend Strategy Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2006 Legg Mason Investor Services, LLC

Member NASD, SIPC

FD02102 12/06	SR06-208

Legg Mason Partners Dividend Strategy Fund

The Fund is a series of the Legg Mason Partners Investment Series, a Massachusetts business trust.

LEGG MASON PARTNERS DIVIDEND STRATEGY FUND

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12 month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on each Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen Randolph Gross, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Gross as the Audit Committee’s financial expert. Mr. Gross is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2005 and October 31, 2006 (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $130,000 in 2005 and $136,000 in 2006.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $8,000 in 2005 and $0 in 2006. These services consisted of procedures performed in connection with the Review of the Annual Registration Statement filed on Form N-1A of the Legg Mason Partners Investment Series and the Review and Preparation with the Issuance of the 17-F2 Security Count Independent Accountants Reports.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Investment Series (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $29,600 in 2005 and $0 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 on behalf of the Legg Mason Partners Investment Series.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Investment Series requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Investment Series, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2005 and 2006; Tax Fees were 100% and 0% for 2005 and 2006; and Other Fees were 100% and 0% for 2005 and 2006.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Investment Series and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Investment Series during the reporting period were $0 in 2006 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2005.

(h) Yes. Legg Mason Partners Investment Series’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Auditor to the Legg Mason Partners Investment Series or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a)(2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Investment Series

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Investment Series

Date: January 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Investment Series

Date: January 8, 2007

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of
Legg Mason Partners Investment Series

Date: January 8, 2007